Subsequent events	9 Months Ended
Sep. 30, 2026
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
Special dividend
On November 6, 2026, the Company declared a one-time cash dividend of approximately $60.0 million, representing $2.42 per common share. The dividend will be paid in U.S. dollars on November 30, 2026, to shareholders of record at the close of business on November 16, 2026.